                                PRELIMINARY COPY
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[x]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

 ..................................OGDEN CORPORATION ............................
                (Name of Registrant as Specified In Its Charter)

 ...............................PROVIDENCE CAPITAL, INC.........................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         ......................................................................
         2) Aggregate number of securities to which transaction applies:
         ......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)
         ......................................................................
         4) Proposed maximum aggregate value of transaction:
         ......................................................................

         5) Total fee paid:
         ......................................................................


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1) Amount Previously Paid:
         ......................................................................

         2) Form, Schedule or Registration Statement No.:
         ......................................................................

         3) Filing Party:
         ......................................................................

         4) Date Filed:
         ......................................................................

PROVIDENCE CAPITAL ASKS OGDEN TO ELABORATE ON BREAK-UP COMMENT


New York May 4, 1998: Providence Capital responded today to the first quarter conference call hosted by Ogden Corporation (NYSE: OG) on April 29, 1998. Providence is seeking to elect its three nominees to the Ogden board in opposition to three of management's candidates at the company's annual meeting currently scheduled for May 20, 1998.

         During the conference call, in response to a question, Ogden's Senior Vice President for Corporate Development stated that "we've [Odgen] said, at some time, it will make sense to break-up this company. . ."

         To Providence's knowledge, based upon a review of the past eight Ogden Corp. annual reports and Ogden's 96-page analyst presentation delivered in March 1998, there is no previous public record of any suggestion by Ogden that a "break-up" of the company at some future date would be appropriate.

         In fact, Ogden's long-standing strategy of maintaining a complicated conglomerate structure was one of the main issues that led Providence to seek to unseat three of Ogden's directors at the upcoming annual meeting. As noted in its preliminary proxy materials, Providence's nominees are committed to exploring ways to simplify Ogden's corporate structure, including possibly selling or spinning off one or more of the company's business segments.

         Providence believes that Ogden has a responsibility to publicly confirm whether it does, in fact, believe that the company should ultimately be broken-up and to elaborate on any plans it may have in this regard.

         In Providence's view, if Ogden's present management does believe that the company should be broken-up, Ogden should be articulating to shareholders when and how the company foresees this break-up happening.

         Providence Capital asks Ogden shareholders not to vote management's proxy until they have had the opportunity to review Providence's definitive materials, which are expected to be available in early May.

         Providence Capital is a NASD-registered broker-dealer and investment management firm with special expertise in corporate governance and shareholder matters. Providence Capital has been successful in placing directors on the boards of California Microwave, Inc., Chic by H.I.S., Inc., COMSAT Corporation, and Mesa Air Group, Inc.

         Providence Capital, Inc. and other participants in Providence's solicitation own a total of 41,000 shares of common stock of Ogden.

         For a copy of the company's preliminary materials, shareholders may contact Providence Capital at 212/888-3200 or MacKenzie Partners, Inc. toll-free at 800/322-2885.

ADDITIONAL INFORMATION REGARDING THE NOMINEES

Current ownership interests in securities of Ogden of the nominees and their associates.

                                               Number and Class
Name of Nominee                                of Shares Owned

Michael G. Conroy                              None
International Herald Tribune
850 3rd Avenue, 10th Floor
New York, NY 10022

Larry G. Schafran                              1,000 shares of Common Stock
OG Schafran & Associates
54 Riverside Drive
Apt. 14B
New York, NY 10024

Robert J. Slater                               1,000 shares of Common Stock
Jackson Consulting
Wahackme Road
New Canaan, CT 06840

None of the associates of any of the nominees owns any securities of the Company, other than the indirect interest of Lynn Hecht Schafran, the wife of Larry G. Schafran, in the 30,000 shares of Common Stock of the Company owned directly by Providence Investors. Ms. Schafran has a less than 2% interest in Providence Investors.


ADDITIONAL INFORMATION REGARDING OTHER PARTICIPANTS

Name, principal occupation
or business,
business address                      Number and Class of Shares Owned

Providence Capital, Inc.              10,000 shares of Common Stock
Broker-Dealer Firm
730 Fifth Avenue, Suite 2102
New York, NY 10019

Herbert A. Denton                     40,000 shares of Common Stock (10,000
President, Chief Executive Officer    shares through Providence as to which Mr.
Providence Capital, Inc.              Denton has a sole voting and investment
730 Fifth Avenue, Suite 2102          power and 30,000 shares through
New York, NY 10019                    Providence, Investors LLC, a private
                                      investment fund located at 730 Fifth
                                      Avenue, New York, New York 10019, as to
                                      which Mr. Denton shares voting and
                                      investment power with Mr. Morey as a
                                      managing member).

William Tapert                        None
Managing Director
Providence Capital, Inc.
730 fifth Avenue, Suite 2102
New York, NY 10019

Adam Weiss                            None
Vice President
Providence Capital, Inc.
730 Fifth Avenue, Suite 2102
New York, NY 10019

Gregory Morey                         30,000 share of Common Stock (through
Vice President                        Providence Investors, LLC, as to which
Providence Capital, Inc.              Mr. Morey shares voting and investment
730 Fifth Avenue, Suite 2102          power with Mr. Denton as a managing
New York, NY 10019                    member).

Pacific Equity Limited                None
12th Floor
Dina House

Duddell Street
Hong Kong